UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 15, 2012

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12497	33-1084375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

204 Edison Way Reno, NV		89502
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code:
(775) 856-2500

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01                        Entry into Material Definitive Agreement

On June 15, 2012, Altairnano, Inc. (the "Company"), a subsidiary of Altair Nanotechnologies Inc., entered into a Client Lease (Renewal) (the “Lease”) with Flagship Enterprise Center, Inc.  Under the Lease, the Company will continue to lease the 70,000 square feet of space it currently occupies in Anderson, Indiana. The initial term of the Lease expires June 30, 2013, and the Company has an option to extend the Lease for one additional year.  Annual rent under the lease is $245,000, plus utilities and maintenance.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

10           Client Lease (Renewal) dated July 1, 2012 between Altairnano, Inc. and Flagship Enterprise Center, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: June 20, 2012	By:	/s/ Stephen B. Huang
Stephen B. Huang, Chief Financial Officer

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